1 Quarter Results March 31, 2009 Exhibit 99.2 st

Forward Looking Statements
This presentation includes “forward-looking statements” within the meaning of the federal securities laws. Words such as
“believes,” “estimates,” “plans,” “expects,” “should,” “may,” “might,” “could,” “outlook,” “potential,” “would,” and “anticipates,”
the negative of these terms and similar expressions, as they relate to The Colonial BancGroup, Inc. (BancGroup) (including its subsidiaries or its management), are intended to identify forward-looking statements. The forward-looking statements in this presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by such statements. In addition to factors mentioned elsewhere in this presentation or previously disclosed in BancGroup’s SEC reports (accessible on the SEC’s website at www.sec.gov or on BancGroup’s website at
www.colonialbank.com), the following factors, among others, could cause actual results to differ materially from forward-
looking statements and future results could differ materially from historical performance. These factors are not exclusive:
• losses to our loan portfolio are greater than estimated or expected;
• an inability to raise additional capital on terms and conditions that are satisfactory including the failure to close on Colonial’s pending agreement with Taylor, Bean & Whitaker Mortgage Corp.;
• failure to receive final approval and actual funding from the U.S. Treasury Department’s Capital Purchase Program;
• the impact of current economic conditions and the results of our operations on our ability to borrow additional funds to meet our liquidity needs;
• economic conditions affecting real estate values and transactions in BancGroup’s market and/or general economic conditions, either nationally or regionally, that are less favorable or take longer to recover than expected;
• changes in the interest rate environment which expand or reduce margins or adversely affect critical estimates as applied, projected returns on investments, and fair values of assets;
• continued or sustained deterioration of market and economic conditions or business performance could increase the likelihood that we would have an additional goodwill impairment charge;
• deposit attrition, customer loss, or revenue loss in the ordinary course of business;
• increases in competitive pressure in the banking industry and from non-banks;
• costs or difficulties related to the integration of the businesses of BancGroup and institutions it acquires are greater than expected;
• the inability of BancGroup to realize elements of its strategic and operating plans for 2009 and beyond;
• the anticipated cost savings and revenue enhancements from the Colonial 1 program may not be achieved in their entirety or accomplished within our expected time frame;
• natural disasters in BancGroup’s primary market areas which result in prolonged business disruption or materially impair the value of collateral securing loans;
st

Forward Looking Statements
• management’s assumptions and estimates underlying critical accounting policies prove to be inadequate or materially incorrect or are not borne out by subsequent events;
• the impact of recent and future federal and state regulatory changes;
• current or future litigation, regulatory investigations, proceedings or inquiries;
• strategies to manage interest rate risk may yield results other than those anticipated;
• changes which may occur in the regulatory environment;
• a significant rate of inflation (deflation);
• unanticipated litigation or claims;
• changes in the securities markets;
• acts of terrorism or war; and
• details of the recently enacted Emergency Economic Stabilization Act of 2008, the American Recovery and Reinvestment Act of 2009, the
Homeowner Affordability and Stability Plan and various announced and unannounced programs implemented by the U.S. Treasury Department and bank regulators to address capital and liquidity concerns in the banking system, are still being finalized and may have a significant effect on the financial services industry and BancGroup.
Many of these factors are beyond BancGroup’s control. The reader is cautioned not to place undue reliance on any forward looking statements made by or on behalf of BancGroup. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. BancGroup does not undertake any obligation to update or revise any forward-looking statements.

Due diligence period extended through May 22, 2009; waiting on finalized third party due diligence reports from consultants
Superior offer clause extended through May 22, 2009
Financing contingency removed
Expect to file regulatory applications this month
No request for additional time to close the transaction
Note:  Colonial filed an 8-K containing the amendment to the definitive agreement
Update on Definitive Agreement with
Investor Group

First Quarter 2009 Overview
Unaudited
Net loss of $168 million or $0.86 per common share in the quarter compared to a net loss of $820 million or $4.11 per common share in the 4  quarter of 2008
Excluding net goodwill impairment charges, the operating loss was $142 million, or $0.74 per common share, in the 1 quarter compared to a loss of $285 million, or $1.45 per common share, in the 4 quarter of 2008
Provision for loan losses was $257 million which provided for net charge offs of
$132 million and increased the allowance by $125 million to $450 million or 3.19%
of net loans
Strong liquidity position: Cash and interest bearing deposits in banks and the
Federal Reserve were approximately $2.5 billion at 3/31/09
Total deposits increased 8.5% over 12/31/08; retail deposits increased 5% over
12/31/08
th
th
st

First Quarter 2009 Overview (Continued)
Unaudited
At 3/31/09, capital ratios remain above “well capitalized” minimums for regulatory purposes :
Tangible book value per share of $4.12 at March 31, 2009
1
Minimums for prompt corrective action for the bank are:  6% Tier I Risk-Based Capital Ratio, 10% Total Risk-Based
Capital Ratio, and 5% Tier I Leverage Ratio * Estimated
Colonial Colonial
BancGroup* Bank*
Tier I Risk-based 7.33% 8.02%
Total Risk-based 11.56 10.78
Tier I Leverage 5.02 5.54
1

First Quarter 2009 Credit Overview
Aggressive management of problem loans
• Sales of $88 million of problem assets in the quarter resulting in cumulative losses of 58%
• Charged off $132 million (net), 3.72% (annualized) of average net loans
• Nonperforming assets increased to 7.58% of loans and other real estate and repossessions
Provisions exceeded net charge-offs by $125 million in the quarter
• Further strengthened loan loss reserves to 3.19% of net loans at 3/31/09 versus 2.24% at 12/31/08 and 1.50% at 12/31/07
Continued focus on delinquencies
• Loans past due and still accruing declined from 2.95% at 12/31/08 to 2.89% at 3/31/09
Nonperforming assets remain concentrated in the construction related sector of the loan portfolio (77% of total NPAs)

Review of Loan Portfolio at 3/31/09
($ in millions)
Dollars
Outstanding
% of Total
Portfolio
Change Since
12/31/08
Past Dues
3/31/09* NPA's
% of
NPA's
Residential Construction $1,682.3 11.9% ($297.6) 4.19% $553.3 51.0%
Commercial Construction 2,261.5 16.1% (286.4) 3.73% 286.5 26.4%
Seasoned Commercial Real Estate 4,959.9 35.1% 72.7 1.77% 120.6 11.1%
1-4 Family Permanent Real Estate 2,415.7 17.1% (82.2) 4.41% 100.9 9.3%
Commercial & Industrial 847.8 6.0% (109.5) 0.72% 10.1 0.9%
Mortgage Warehouse Lending 663.0 4.7% (62.8) 0.00% 7.9 0.7%
Consumer & Other 410.0 2.9% 8.8 4.90% 6.1 0.6%
Total Performing Loans 13,240.2 93.8% (757.0) 2.89% $1,085.4 100.0%
Nonaccrual Loans 879.3 ** 6.2% 346.5
Total Loans 14,119.5 100.0% ($410.5)
Nonaccrual Loans Held for Sale 22.0
ORE 182.6
Total Loans, Nonaccrual LHFS & ORE $14,324.1
* - Past due and still accruing.
** - Does not include $1.5 million of
restructured loans still
accruing interest

Asset Quality Metrics at 3/31/09
($ in millions)
3/31/09 12/31/08 9/30/08
3/31/09 vs
12/31/08
Total Loans $14,119.5 $14,530.0 $15,168.4 (2.83%)
Allowance for Loan Losses (ALL) 450.0 325.0 285.0 38.46%
Net Charge-offs 132.2 415.0 121.4 (68.14%)
Provision Expense 257.2 455.0 159.4 (43.47%)
NPAs 1,085.4 710.5 677.7 52.77%
NPLs to Total Loans 6.24% 3.67% 3.56% 70.03%
NPAs to Total Loans and ORE 7.58% 4.83% 4.43% 56.94%
ALL to Loans 3.19% 2.24% 1.88% 42.41%
Net Charge-off Ratio (Annualized) 3.72% 11.15% 3.17% (66.64%)
30-89 Days Past Due (Still Accruing) 2.64% 2.66% 1.56% (0.75%)
90+ Days Past Due (Still Accruing) 0.25% 0.29% 0.28% (13.79%)
Total Past Dues (Still Accruing) 2.89% 2.95% 1.84% (2.03%)

Condo
Construction
$225
Res.
Development
$661
Res. Land
$276
Res. Spec
$238
Res. Presold
$90
Consumer
Lots
$82
Builder Lots
$110
Residential Construction
(Excluding Nonaccruals)
By Location and Property Type at 3/31/09
11.9% of total loan portfolio - $1.682 billion
($ in millions)
Total
Outstanding
Res.
Development
Builder
Lots
Consumer
Lots
Res.
Presold Res. Spec Res. Land
Condo
Construction
Florida 703 $                  181 $                 44 $               56 $           37 $           90 $           125 $         170 $
Texas 443                     272                    28                   4                13              34              82              10
Georgia 236                     122                    11                   1                6                51              21              24
Alabama 193                     54                      25                   20              13              53              22              6
Nevada 76                       27                      1                     -                  18              8                19              3
Other 31                       5                        1                     1                3                2                7                12
Total 1,682 $              661 $                110 $             82 $           90 $           238 $         276 $         225 $

Commercial Construction
(Excluding Residential, Condominium Construction and Nonaccruals)
By Location and Property Type at 3/31/09
16.1% of total loan portfolio - $2.262 billion
($ in millions)
Location
Alabama
$137.3
6.1%
Texas
$439.2
19.4%
Other
$298.0
13.2%
Georgia
$232.8
10.3%
Nevada
$262.2
11.6%
Florida
$892.0
39.4%
Property Type
Commercial
Development
$313.3
13.9%
Commercial Lot
Inventory
$195.6
8.6%
Industrial
$27.2
1.2%
Warehouse
$86.5
3.8% Retail
$325.7
14.4%
Other
$67.8
3.1%
Healthcare
$85.0
3.8%
Multi-family
$86.4
3.8%
Office
$177.3
7.8%
Lodging
$154.5
6.8%
Commercial Land
$742.2
32.8%

Seasoned Commercial Real Estate
(Excluding Nonaccruals)
By Location and Property Type at 3/31/09
35.1% of total loan portfolio - $4.960 billion
($ in millions)
Location
Alabama
$558.0
11.2%
Texas
$475.3
9.6%
Other
$438.4
8.9%
Georgia
$322.7
6.5%
Nevada
$223.0
4.5%
Florida
$2,942.5
59.3%
Property Type
Healthcare
$416.9
8.4%
Lodging
$324.3
6.5%
Office
$1,072.5
21.6%
Multi-family
$525.9
10.6%
Retail
$1,104.3
22.3%
Warehouse
$667.5
13.5%
Other
$728.2
14.7%
Industrial
$120.3
2.4%

Nonperforming Assets by Property Type
and Location
At 3/31/09 – Total $1,085.4 million
($ in millions)
Location
Florida
$667.7
61.5%
Georgia
$99.8
9.2%
Nevada
$90.3
8.3%
Texas
$60.4
5.6%
Other
$37.2
3.4%
Alabama
$130.0
12.0%
Property Type
C & I
$10.1
0.9%
Mortgage
Warehouse
$7.9
0.7%
Residential
Construction
$553.3
51.0%
Seasoned
Commercial
Real Estate
$120.6
11.1%
1-4 Family
Permanent
Real Estate
$100.9
9.3%
Commercial
Construction
$286.5
26.4%
Consumer &
Other
$6.1
0.6%

Location
Florida
$305.9
28.2%
Georgia
$92.3
8.5%
Nevada
$45.6
4.2%
Texas
$23.4
2.2%
Other
$15.6
1.4%
Alabama
$70.5
6.5%
Residential Construction NPAs
At 3/31/09 – Total $553.3 million (or 51.0% of total nonperforming assets)
($ in millions)
(note: percentages in above charts represent proportion to total NPAs)
Property Type
Builder Lots
$44.6
4.1%
Residential
Land
$85.2
7.8%
Residential
Spec and
Presold
$124.1
11.5%
Residential
Development
$221.4
20.4%
Consumer
Lots
$25.2
2.3%
Condo
Construction
$52.8
4.9%

Location
Florida
$178.1
16.3%
Nevada
$43.0
4.0%
Georgia
$0.8
0.1%
Texas
$4.0
0.4%
Other
$19.0
1.8%
Alabama
$41.6
3.8%
Property Type
Commercial
Lots
$10.0
0.9%
Office
$6.7
0.6%
Retail
$13.9
1.3%
Other
$20.0
1.8%
Lodging
$0.9
0.1%
Warehouse
$4.9
0.5%
Multi-family
$19.0
1.7%
Commercial
Development
$66.9
6.2%
Commercial
Land
$144.2
13.3%
Commercial Construction NPAs
(Excluding Residential and Condominium Construction)
At 3/31/09 – Total $286.5 million (or 26.4% of total nonperforming assets)
($ in millions)
(note: percentages in above charts represent proportion to total NPAs)

Property Type
Industrial
$2.8
0.3%
Other
$20.8
1.9%
Warehouse
$12.2
1.1%
Retail
$20.0
1.8%
Multi-family
$36.5
3.4%
Office
$26.7
2.5%
Lodging
$1.3
0.1%
Healthcare
$0.3
0.0%
Location
Alabama
$8.3
0.8%
Texas
$30.0
2.8%
Georgia
$2.9
0.3%
Nevada
$0.8
0.1%
Florida
$78.6
7.1%
Seasoned Commercial Real Estate NPAs
At 3/31/09 – Total $120.6 million (or 11.1% of total nonperforming assets)
($ in millions)
(note: percentages in above charts represent proportion to total NPAs)

Net Charge-Offs by Property Type and
Location
Three Months Ended March 31, 2009 – Total $132.2 million
($ in millions)
Location
Florida
$99.2
75.0%
Georgia
$13.2
10.0%
Nevada
$3.8
2.9%
Texas
$0.3
0.2%
Other
$1.4
1.1%
Alabama
$14.3
10.8%
Property Type
Mortgage
Warehouse
$0.7
0.5%
Commercial
Construction
$21.5
16.3%
Seasoned
Commercial
Real Estate
$26.7
20.2%
Residential
Construction
$48.5
36.7%
1-4 Family
Permanent
Real Estate
$21.7
16.4%
Consumer &
Other
$3.1
2.3%
C & I
$10.0
7.6%

Location
Florida
$37.9
28.7%
Georgia
$6.3
4.8%
Nevada
$3.2
2.4%
Texas
$0.1
0.1%
Other
$0.7
0.5%
Alabama
$0.3
0.2%
Residential Construction Net Charge-Offs
Three Months Ended March 31, 2009
Total $48.5 million (or 36.7% of total net charge-offs)
($ in millions)
(note: percentages in above charts represent proportion to total net charge-offs)
Property Type
Builder Lots
$2.3
1.7%
Residential
Land
$3.8
2.9%
Residential
Spec and
Presold
$7.2
5.5%
Residential
Development
$34.9
26.4%
Consumer
Lots
$0.3
0.2%

Location
Florida
$20.4
15.4%
Georgia
$0.2
0.2%
Alabama
$0.9
0.7%
Property Type
Commercial
Land
$12.8
9.6%
Lodging
$0.2
0.2%
Warehouse
$5.5
4.2%
Commercial
Lots
$2.1
1.6%
Commercial
Development
$0.9
0.7%
Commercial Construction Net Charge-Offs
(Excluding Residential and Condominium Construction)
Three Months Ended March 31, 2009
Total $21.5 million (or 16.3% of total net charge-offs)
($ in millions)
(note: percentages in above charts represent proportion to total net charge-offs)

Location
Alabama
$11.8
8.9%
Georgia
$4.9
3.7%
Florida
$10.0
7.6%
Property Type
Industrial
$11.7
8.9%
Multi-family
$2.4
1.8%
Other
$0.5
0.4%
Office
$1.8
1.4%
Warehouse
$1.1
0.8%
Retail
$4.3
3.2%
Lodging
$4.9
3.7%
Seasoned Commercial Real Estate
Net Charge-Offs
Three Months Ended March 31, 2009
Total $26.7 million (or 20.2% of total net charge-offs)
($ in millions)
(note: percentages in above charts represent proportion to total net charge-offs)

Net loss of $168 million in the quarter, or $0.86 per common share; excluding goodwill impairment of $26 million, net of the tax benefit, operating loss was $142 million, or $0.74 per common share compared to a loss of $285 million, or $1.45 per common share in the 4
th
quarter of 2008
Provision for loan loss of $257 million for the 1
st
quarter down significantly from
the 4
th
quarter of 2008 of $455 million
Net interest income declined $23 million in the 1
st
quarter compared to the 4
th
quarter of 2008 as expected due to the decline in average interest rates and the reduction in average earning assets
• Net interest margin was 2.04% compared to 2.37% in the 4
th
quarter
Core noninterest income for the 1
st
quarter was up 13% over the 4
th
quarter of
2008 driven by increased retail mortgage banking origination and sales and wealth management revenues
1
st
Quarter 2009 Financial Highlights

Securities losses for the quarter were $837,000, net
• Recognized approximately $40 million in gains from the sales of $1 billion of securities which was offset by a $40 million loss on the sale of a 15% interest of approximately $264 million of securities in the re-remic (see page 27 for further discussion on re-remic transaction)
Goodwill impairment of $28.5 million in the 1st quarter compared to $575 million in
4th quarter of 2008.
Net gain on the early extinguishment of debt of $20 million in the 1st quarter related to the repurchase of $44 million of subordinated debt which had a weighted average rate of 7.71%
Core noninterest expenses for the 1st quarter were down 5% from the 4th quarter of 2008 from reduced losses on other real estate and equity investments, partially offset by an increase in FDIC assessments
1
st
Quarter 2009 Financial Highlights
(continued)

Reciprocal
Brokered
Time Deposits
2%
Core Deposits
56%
CD's > $100k
16%
Short Term
Borrowings
2%
Long-Term Borrowings
16%
Brokered Time
Deposits
8%
Retail franchise provides the most important source of funding
• Deposits comprise 81% of total funding and fund 77% of total assets
1Q09 Cost of Deposits: 2.43%
Loan to Deposit Ratio of 70%
No corporate debt maturities for the remainder of 2009 and only $5.0 million in 2010
Deposit Composition / Liquidity
Brokered
Time
Deposits
10%
Time
Deposits
48%
Interest
Bearing
Transaction
Accounts
23%
Noninterest
Bearing
Transaction
Accounts
17%
Reciprocal
Brokered
Time
Deposits
2%
Total Deposits: $20.3 billion
at 3/31/09
Total Funding Position: $24.9 billion
at 3/31/09
As of March 31, 2009 - Unaudited

$8,323
$9,411
$9,918
$11,864
$15,483
$20,257
$18,673
$16,091
$18,544
2001 2002 2003 2004 2005 2006 2007 2008 3/31/09
Period End Deposits
13%
5%
20%
($ in millions)
31%
5 Year CAGR = 13%
2003 - 2008
143%
4%
15%
1%
8%

Total core noninterest income increased 13% over 4  quarter of 2008
Mortgage banking revenues increased 72% over 4  quarter of 2008
Wealth management revenues increased 38% over 4  quarter of 2008
Association Services total deposits increased 10% over 4  quarter of
2008 to $707 million
1   Quarter Lines of Business Highlights
th
th
th
th
st

26 Supplemental

1Q09 4Q08 3Q08 2Q08 1Q08
Securities Available for Sale
     Cost Basis
3,447.9 $      3,779.9 $      3,783.2 $      3,702.4 $      3,665.9 $
     Fair Value Adjustment
(302.7)           (476.9)           (163.7)           (249.7)           (172.4)
     At Fair Value
3,145.2 $      3,303.0 $      3,619.5 $      3,452.7 $      3,493.5 $
Fair Value Adjustment Percentage
-8.8% -12.6% -4.3% -6.7% -4.7%
Change in Fair Value Adjustment
174.2 $         (313.2) $        86.0 $           (77.3) $          (160.8) $
Impact of Fair Value Adjustment on Shareholders' Equity
At Period End
(196.7) $        (310.0) $        (106.4) $        (162.3) $        (103.3) $
Change During the Period
113.3 $         (203.6) $        55.9 $           (59.0) $          (99.6) $
Impact of Securities Fair Value Adjustment
($ in millions)
Re-securitized approximately $1.4 billion of non-agency mortgage backed securities
The transaction added credit support in a re-remic vehicle which converted noninvestment grade securities to investment grade and improved fair value and decreased risk weighted assets for regulatory capital

Loans,
Excl. Warehouse
Total Risk
Weighted Assets
Active Balance Sheet Management
($ in billions)
*Estimated
1 Annualized
$20.2
$19.7
$19.1
$18.5
$17.9
$17.4
12/07 03/08 06/08 09/08 12/08 03/09
*
$14.9
$15.5
$15.6
$14.5
$13.8
$13.4
12/07 03/08 06/08 09/08 12/08 03/09
-12%
-11%
Note: Risk weighted assets are calculated following the banking agencies’ risk-based capital guidelines. Assets and credit equivalent amounts of derivatives and off-balance sheet items are assigned to risk categories which are multiplied by the risk weight associated with that category. The amounts disclosed above were calculated consistent with banking regulatory requirements.
1
1

29 2.04% 2.85% 3.57% 3.55% 3.38% 3.52% 3.75% 3.71% 3.55% 3.43% 2.37% 2001 2002 2003 2004 2005 2006 2007 4Q07 3Q08 4Q08 1Q09* Net Interest Margin Average Net Interest Margin 3.46% 2002-2008 **Unaudited

Net Interest Income and Margin
($ in millions)
Tax Equivalent
NII NIM
4Q08 $142.8 2.37%
Decrease in Earning Assets (Loans & Securities offset by MWL)
(3.9) -0.03%
Asset Sensitivity (14.7) -0.25%
Deposit Mix Change and Pricing Competition on CD's (2.5) -0.04%
Securities Tranactions (0.7) -0.01%
Days in Qtr (1.1) 0.00%
1Q09 $119.9 2.04%

Selected Average Balances
($ in millions)
1Q09 4Q08 1Q08 4Q08 1Q08
Earning Assets 23,680 $  23,995 $  25,067 $  -1% -6%
Loans, Net of Unearned Income 14,409     14,808     15,994     -3% -10%
Loans Held for Sale 2,452       2,056       3,161       19% -22%
Securities  3,708       4,006       3,677       -7% 1%
Resell Agreements and
Federal Funds Sold 1,695       1,835       2,213       -8% -23%
Interest Bearing Deposits in Banks and
the Federal Reserve
1,416       1,290       22             10% 6336%
Total Assets 25,721     26,315     27,650     -2% -7%
Total Deposits 19,433     18,565     18,758     5% 4%
Noninterest Bearing Deposits 3,189       2,846       3,067       12% 4%
Interest Bearing Transaction Accounts 5,037       5,053       6,610       0% -24%
Time Deposits 11,207     10,666     9,081       5% 23%
Repurchase Agreements 411          485          544          -15% -24%
S/T Borrowings and Fed Funds Purchased 9               680          1,380       -99% -99%
L/T Debt 4,013       4,038       4,084       -1% -2%
% Change

Noninterest Income
($ in millions)
1 Core noninterest income was used in the calculation
% Change
1Q09 4Q08 1Q08 4Q08 1Q08
Service Charges on Deposit Accounts 16.7 $     17.9 $     19.2 $     -7% -13%
Electronic Banking 5.0 5.0 5.0 0% 0%
Other Retail Banking Fees 1.9 2.1 2.6 -10% -27%
Retail Banking Fees 23.6 25.0 26.8 -6% -12%
Mortgage Banking Origination and Sales 12.3 7.1 6.8 72% 81%
Wealth Management Services 5.1 3.7 4.8 38% 6%
Mortgage Warehouse Fees 1.4 1.5 1.0 -7% 40%
Bank-Owned Life Insurance 3.9 4.4 5.1 -11% -24%
Other Income 4.1 3.1 7.1 32% -42%
Core Noninterest Income 50.4 44.8 51.6 13% -2%
Securities Gains (Losses), Net (0.8) - 6.1 -100% -114%
Total Noninterest Income 49.6 $     44.8 $     57.7 $     11% -14%
Annualized Noninterest Income to Average Assets 0.80% 0.68% 0.75%
Noninterest Income to Total Revenue 30.0% 24.1% 22.1%
1
1

Noninterest Expense
($ in millions)
1 Core noninterest income and core noninterest expense were used in the calculation
% Change
1Q09 4Q08 1Q08 4Q08 1Q08
Salaries and Employee Benefits 72.1 $     72.3 $   73.7 $    0% -2%
Occupancy Expense of Bank Premises, Net 23.7 24.2 23.1 -2% 3%
Furniture and Equipment Expenses 15.6 14.8 14.7 5% 6%
Professional Services 10.4 8.4 5.6 24% 86%
FDIC Insurance and Other Regulatory Fees 11.2 4.9 4.6 129% 143%
Amortization of Intangible Assets 4.2 4.2 4.2 0% 0%
Electronic Banking and Other Retail Banking Expenses 3.3 4.3 4.2 -23% -21%
Losses and Expenses on Other Real Estate 7.0 19.8 1.2 -65% 483%
Loan Closing Costs 2.0 1.5 2.1 33% -5%
Communications 2.9 2.9 2.8 0% 4%
Advertising 2.7 3.7 2.6 -27% 4%
Postage and Courier 2.3 2.6 2.6 -12% -12%
Loss on Equity Investments 3.4 7.5 2.7 -55% 26%
Travel 1.5 2.0 1.4 -25% 7%
Other Expenses 8.2 6.6 12.4 24% -34%
Core Noninterest Expense 170.5 179.7 157.9 -5% 8%
Goodwill Impairment 28.5 575.0 - -95% 100%
Severance Expense - - 0.2 0% -100%
Net Losses Related to the Early Extinguishment of Debt (20.3) - 5.9 -100% -443%
Total Noninterest Expense 178.7 $   754.7 $ 164.0 $ -76% 9%
Efficiency Ratio 100.13% 95.79% 67.02%
Annualized Noninterest Expense to Average Assets 2.65% 2.73% 2.28%
1
1

Diversified Seasoned Commercial Real
Estate Portfolio
As of 3/31/09
($ in thousands)
Property Type Total Exposure Central FL West Coast  FL South FL Panhandle FL Northern FL Alabama Georgia Texas Nevada Other
Retail 1,129,653 141,726 253,944 264,840 42,285 6,974 121,494 51,462 81,918 53,461 111,549
Retail - other than gas stations 889,909 120,175 162,487 233,824 19,364 6,241 81,277 37,551 79,860 43,025 106,105
Gas Station/Convenience Store 239,744 21,551 91,457 31,016 22,921 733 40,217 13,911 2,058 10,436 5,444
Multi-family 541,987 35,149 177,386 100,867 8,098 10,119 60,261 9,007 79,184 12,142 49,774
Office 1,095,315 179,418 316,660 246,619 9,047 11,777 90,693 53,453 72,633 53,226 61,789
Office - non-medical 915,254 157,200 256,628 230,310 9,047 7,366 74,196 42,426 53,412 31,832 52,837
Office - Medical 180,061 22,218 60,032 16,309 0 4,411 16,497 11,027 19,221 21,394 8,952
Warehouse 681,275 126,077 154,593 170,893 3,071 1,123 66,796 41,913 31,761 70,681 14,367
Warehouse with Office 447,226 92,817 120,518 90,531 3,071 103 50,108 27,053 16,354 34,861 11,810
Warehouse 149,723 21,250 24,588 71,022 0 1,020 4,923 11,391 11,348 1,624 2,557
Mini-Warehouse 84,326 12,010 9,487 9,340 0 0 11,765 3,469 4,059 34,196 0
Healthcare - Living Facility 270,469 16,016 22,079 2,371 5,972 5,914 49,459 37,502 4,806 140 126,210
Skilled Nursing Facility 117,946 0 13,870 0 5,972 5,914 29,127 15,076 0 0 47,987
Assisted Living Facility 93,272 286 8,209 2,371 0 0 3,063 2,421 4,806 140 71,976
Congregate Care Facility 59,251 15,730 0 0 0 0 17,269 20,005 0 0 6,247
Healthcare 150,187 8,385 11,332 569 633 288 8,433 2,912 116,539 1,096 0
Lodging 325,788 51,163 72,130 55,866 0 0 33,973 44,062 16,652 12,482 39,460
Recreation 43,220 5,405 10,719 12,943 0 663 10,807 790 753 1,140 0
0
Industrial 123,998 21,726 30,739 9,046 0 0 18,127 7,209 18,305 9,711 9,135
Church or School 187,629 39,174 7,689 19,529 0 908 48,858 48,208 14,420 5,010 3,833
Farm 107,852 27,475 9,838 29,840 386 1,167 20,471 4,930 6,389 286 7,070
All Other Types 410,758 90,212 100,527 54,147 12,158 15,346 35,570 25,196 49,472 8,301 19,829
Nonaccrual 112,138 18,391 28,908 22,122 2,267 1,341 6,611 1,663 30,060 775 0
Total 5,180,269 760,317 1,196,544 989,652 83,917 55,620 571,553 328,307 522,892 228,451 443,016
Notes:
1) Includes outstanding exposures (balances plus commitments).
Includes All Seasoned Commercial Real Estate Exposures
(Principal Balances and Amounts Available To Be Drawn)
Commercial Real Estate Portfolio Commitments as of 3-31-09
Seasoned Commercial Real Estate Exposures by Geographic Location

Diversified CRE/Construction Loan Portfolio`
As of 3/31/09
($ in thousands)
Property Type Total Exposure Central FL West Coast FL South FL Panhandle FL Northern FL Alabama Georgia Texas Nevada Other
Retail 1,525,086 170,539 260,920 301,023 42,285 6,974 150,555 85,306 204,578 94,804 208,102
Retail - other than gas stations 1,283,441 148,988 167,589 270,007 19,364 6,241 110,312 71,395 202,519 84,368 202,658
Gas Station/Convenience Store 241,645 21,551 93,331 31,016 22,921 733 40,243 13,911 2,059 10,436 5,444
Residential Development 755,332 75,368 66,960 31,713 25,000 15,323 62,041 132,061 313,216 28,027 5,623
Builder Lot Inventory 112,478 6,272 14,424 8,217 15,540 763 25,918 10,693 28,270 1,494 887
Consumer Lot Inventory 82,256 18,293 16,655 7,319 12,957 1,436 19,598 1,093 3,603 159 1,143
Commercial Development 369,590 99,381 27,108 30,359 7,762 2,020 4,797 2,786 53,283 113,505 28,589
Commercial Lot Inventory 200,026 18,905 23,201 50,919 5,922 31 5,761 40,720 33,445 266 20,856
Residential Homes (under construction) 477,522 78,812 79,671 25,972 9,523 2,263 83,405 88,309 55,597 45,698 8,272
Multi-family 689,408 35,399 177,386 100,867 8,098 10,974 75,761 62,758 140,349 28,042 49,774
Land Only 1,067,626 213,414 138,839 68,783 94,793 4,472 80,193 60,720 177,485 119,172 109,755
Commercial Land 776,886 140,925 124,204 46,509 71,868 2,451 57,380 39,091 92,249 99,545 102,664
Residential Land 290,740 72,489 14,635 22,274 22,925 2,021 22,813 21,629 85,236 19,627 7,091
Office 1,378,217 248,529 365,946 279,779 12,447 12,897 90,777 80,378 148,648 61,996 76,820
Office - non-medical 1,137,425 186,914 305,202 263,470 12,447 8,486 74,280 64,066 117,548 40,602 64,410
Office - Medical 240,792 61,615 60,744 16,309 0 4,411 16,497 16,312 31,100 21,394 12,410
Condominium Bldgs - Construction 290,104 125,533 67,953 15,587 13,971 0 6,144 26,105 9,629 12,462 12,720
Warehouse 790,202 132,533 165,903 192,412 3,071 1,123 77,458 50,884 32,122 97,336 37,360
Warehouse with Office 479,132 95,051 128,037 91,502 3,071 103 50,534 29,746 16,717 52,561 11,810
Warehouse 165,451 22,177 24,588 73,832 0 1,020 4,923 11,391 11,348 1,624 14,548
Mini-Warehouse 145,619 15,305 13,278 27,078 0 0 22,001 9,747 4,057 43,151 11,002
Healthcare - Living Facility 378,035 16,016 22,079 2,371 13,751 5,914 50,659 70,240 32,404 140 164,461
Skilled Nursing Facility 141,182 0 13,870 0 13,751 5,914 30,327 15,076 0 0 62,244
Assisted Living Facility 144,864 286 8,209 2,371 0 0 3,063 2,421 32,404 140 95,970
Congregate Care Facility 91,989 15,730 0 0 0 0 17,269 52,743 0 0 6,247
Healthcare 210,697 8,385 14,670 569 633 288 8,433 2,912 173,711 1,096 0
Lodging 563,341 106,902 72,130 70,266 0 700 46,349 123,574 66,530 12,482 64,408
Recreation 43,220 5,405 10,719 12,943 0 663 10,807 790 753 1,140 0
Industrial 166,206 21,909 39,164 9,046 0 0 23,501 7,209 43,301 9,711 12,365
Church or School 200,624 39,522 12,326 23,868 0 1,468 49,926 48,208 16,463 5,010 3,833
Farm 130,140 27,475 9,838 29,840 386 1,167 20,471 5,066 10,041 286 25,570
All Other Types 469,656 93,906 101,531 55,186 12,158 15,346 41,018 25,432 96,949 8,301 19,829
Nonaccrual 788,258 182,375 167,315 70,269 70,370 12,991 78,185 50,822 43,257 83,042 29,632
Total 10,688,024 1,724,873 1,854,738 1,387,308 348,667 96,813 1,011,757 976,066 1,683,634 724,169 879,999
Notes:
1) Includes outstanding exposures (balances plus commitments).
Includes Commercial Real Estate and Construction Loan Exposures
(Principal Balances and Amounts Available To Be Drawn)
Expressed as a Percentage of Commercial Real Estate Portfolio Commitments as of 3-31-09
Commercial Real Estate Exposures by Geographic Location